UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2018

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 6, 2018, Lifetime Brands, Inc. filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, that on March 2, 2018, the company completed the acquisition of Taylor Holdco, LLC (“Taylor”), pursuant to the merger agreement by and among the Company, TPP Acquisition I Corp., a Delaware corporation (“Merger Sub”), TPP Acquisition II LLC, a Delaware limited liability company (“Buyer Survivor LLC”), Taylor Parent, LLC, a Delaware limited liability company (“Taylor Parent”), Taylor Holdco, LLC, a Delaware limited liability company (“Taylor”), and solely for purposes of certain sections of the Merger Agreement, CP Taylor GP, LLC, a Delaware limited liability company, providing for the acquisition of Taylor by the Company (the “Acquisition”).

This Current Report on Form 8-K/A is being filed with the SEC to amend the Original Form 8-K in order to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of Taylor Holdco, LLC and the required pro forma financial statements.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements as of March 31, 2017 and March 31, 2016 and for the fiscal years ended March 31, 2017, 2016, and 2015 of Taylor Holdco, LLC and Subsidiaries and the related notes to such audited consolidated financial statements are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements as of December 31, 2017 and for the nine months ended December 31, 2017 and 2016 of Taylor Holdco, LLC and Subsidiaries and the related notes to such unaudited condensed consolidated financial statements are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017, the related Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2017 and the related notes to such unaudited pro forma condensed consolidated financial statements (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”) are furnished with this Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are unaudited, are presented for informational purposes only, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been completed as of the dates or at the beginning of the period presented. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to project the future consolidated financial position or operating results of the combined companies.

(d)	Exhibits

23.1	Consent of BDO LLP, Independent accountant.

99.1	Audited consolidated financial statements as of March 31, 2017 and March 31, 2016 and for the fiscal years ended March 31, 2017, 2016, and 2015 of Taylor Holdco, LLC and Subsidiaries and the related notes to such audited consolidated financial statements.

99.2	Unaudited condensed consolidated financial statements as of December 31, 2017 and for the nine months ended December 31, 2017 and 2016 of Taylor Holdco, LLC and Subsidiaries and the related notes to such unaudited condensed consolidated financial statements.

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017, the related Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2017 and the related notes to such unaudited pro forma condensed consolidated financial information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer and Chief Financial Officer

Date: May 17, 2018